FIRST AMENDMENT TO
INDEMNIFICATION AGREEMENT

This First Amendment to Indemnification Agreement (the “Amendment”) is made as of the date set forth below, by and between Southern Union Company (the “Company”) and Eric D. Herschmann (the “Indemnitee”).

RECITALS

WHEREAS, the Company and Indemnitee entered into that certain Indemnification Agreement (the “Agreement”) dated February 25, 2009; and

WHEREAS, the Company and Indemnitee wish to amend the Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

1.   Section 1 of the Agreement is hereby amended and replaced in its entirety as follows:

“Section 1.         Services to the Company.  Indemnitee agrees to serve the Company as a member of the Board of Directors of the Company (the “Board”) and in the office listed below his or her name on the signature page hereof (the “Office”).  Indemnitee may at any time and for any reason resign from the Board or such Office (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee as a member of the Board or in such Office.  This Agreement shall not be deemed an employment contract between Indemnitee and the Company (or any other entity of which Indemnitee is or was serving in any capacity at the request of the Company).  The foregoing notwithstanding, this Agreement shall continue in force after Indemnitee has ceased to serve as a member of the Board or in the Office.”

2.           All defined terms in this Amendment, to the extent not defined herein, shall have the same meaning as set forth in the Agreement.

3.           Except as modified by this Amendment, the Agreement shall remain in full force and effect as originally written.  All references to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed as of the day and year set forth below.

SOUTHERN UNION COMPANY

By:   /s/ Robert M. Kerrigan, III-------------------------
Robert M. Kerrigan, III
Vice President- Assistant General Counsel & Secretary

INDEMNITEE

By:   /s/ Eric D. Herschmann-----------------------------
Eric D. Herschmann
Vice Chairman, President & Chief Operating Officer

DATE: August 31, 2009